                                                                    Exhibit 99.1
                                                                      C#: 136825
                                                                      L#: 136826
                                                                 Ls#: 8800022955

[KEY GRAPHIC]                                          EQUIPMENT SCHEDULE NO. 01
--------------------------------------------------------------------------------

This EQUIPMENT SCHEDULE NO. 01 ("Schedule") between KEY EQUIPMENT FINANCE, A DIVISION OF KEY CORPORATE CAPITAL INC., ("Lessor"), and ASHWORTH, INC., a Delaware corporation ("Lessee") is dated as of August 30, 2004 and is issued in connection with the Master Equipment Lease Agreement dated as of June 23, 2003 ("Master Lease"). Unless otherwise defined, capitalized terms used herein shall have the meanings specified in the Master Lease.

EQUIPMENT & INVOICING TERMS

1. EQUIPMENT. Pursuant to the terms and conditions of this Lease, Lessor leases to Lessee and Lessee leases from Lessor, the equipment listed on Exhibit A attached hereto (the "Equipment"). The aggregate cost of such Equipment is $10,439,327.00 ("Total Cost").

2. TERM. The Initial Term of this Lease expires on the date that is ninety-one (91) months after the Rent Commencement Date (the "Initial Term Expiration Date").

3. RENT PAYMENT DATES; RENT. Lessee hereby agrees to pay Rent for the Equipment throughout the Initial Term in ninety-one (91) consecutive monthly installments payable in advance on the Rent Commencement Date and on the same day each month thereafter (each, a "Rent Payment Date"). Each such installment of Rent shall be in an amount equal to $128,800.02. In addition, Lessee hereby agrees to pay Rent for the period commencing on the Interim Rent Commencement Date (as hereinafter defined) and ending on the day before the Rent Commencement Date in an amount equal to $301.68 per day, and agrees that, with respect to the Equipment described on this Schedule, the following modifications are hereby made to the Master Lease: (a) "Rent Commencement Date" means the 1st day of the first month following the date of the Certificate of Acceptance for the Equipment, (b) "Interim Rent Commencement Date" means the date of the Certificate of Acceptance for the Equipment, or such later date (prior to the Rent Commencement Date) as determined by Lessor in its sole discretion, and (c) the Section of the Master Lease captioned "Default; Remedies" is hereby amended to delete the term "Rent Commencement Date" where it appears and to substitute the phrase "Rent Commencement Date or Interim Rent Commencement Date, as the case may be," in its place.

4. EQUIPMENT LOCATION; BILLING ADDRESS. Equipment described on this Schedule shall be located at, and except as otherwise provided in this Lease, shall not be removed from, the following address: 4010 Oceanside Ranch Blvd., Oceanside, CA 92056. The billing address of Lessee is: ASHWORTH, INC., 2765 Loker Avenue West, Carlsbad, CA 92008.

TRANSACTION TYPE TERMS

5. PURCHASE, RENEWAL AND OPTION TERMS. (a) FMV. With respect to Equipment described on this Schedule:

            (i) So long as no Default shall have occurred and be continuing and Lessee shall have given Lessor at least 90 but not more than 180 days prior written notice to Lessor, Lessee shall have the option to purchase all, but not less than all, Equipment on the Initial Term Expiration Date at a price (the "Purchase Option Price" equal to the greater of (A) the then Fair Market Sale Value thereof, or (B) 12% of the Total Cost of the Equipment, in each case plus any applicable sales taxes. Payment of the Purchase Option Price, applicable sales taxes, together with all other amounts due and owing by Lessee under the Lease (including, without limitation, Rent) on or before the Initial Term Expiration Date, shall be made on the Initial Term Expiration Date in immediately available funds against delivery of a bill of sale transferring to Lessee all right, title and interest of Lessor in and to the Equipment ON AN "AS IS, WHERE IS" BASIS, WITHOUT ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE. LESSOR MAY SPECIFICALLY DISCLAIM ANY SUCH REPRESENTATIONS AND WARRANTIES. Lessor and Lessee shall mutually agree upon the Fair Market Sale Value with respect to the Purchase Option; provided, however, that, if Lessor and Lessee are unable to agree upon the Fair Market Sale Value within 15 day's after Lessor's receipt of the Option Notice, then the Fair Market

--------------------------------------------------------------------------------
Form No: R96-102FMV.o03                                              Page 1 of 5

                  Sale Value shall be determined by an appraiser certified by the American Society of Appraisers selected by the Lessee and reasonably acceptable to Lessor. The selected appraiser shall be instructed to perform its appraisal based upon the assumptions specified in the definition of Fair Market Sale Value, and shall complete its appraisal within 20 business days after such selection. Any such appraisal shall be final, binding and conclusive on Lessee and Lessor and shall have the legal effect of an arbitration award. Lessee shall pay the fees and expenses of the selected appraiser.

            (ii) If the Purchase Option is not exercised or consummated, so long as no Default shall have occurred and be continuing upon not less than 90 but not more than 180 days prior written notice to Lessor, the Lessee shall have the option (the "Extension/Return Option) at the Initial Term Expiration Date to (A) renew this lease on a month to month basis at the same Rent payable during the Initial Lease Term; (B) renew this Lease (the "Extended Rent Option") for a minimum period of not less than 12 consecutive months at the then current Fair Market Rental Value; or (C) return such Equipment to Lessor pursuant to, and in the condition required by, the Lease. If the Lessee fails to give Lessor the Option Notice at least 90 days before the Initial Term Expiration Date, Lessee shall be deemed to have chosen option (A) of this section.

            (iii) Provided that the Lease has been continued for at least ninety-six months the Lessee shall have the option to purchase the equipment at the Fair Market Sale Value and applicable sales taxes, together with all other amounts due and owing by Lessee under the Lease (including, without limitation, Rent payable for the remainder of the Extended Rent Option, if selected, or any other Rent due under provisions of this Lease Schedule) with not less than 90 but not more than 180 days prior written notice to Lessor. Funds shall be made immediately available after delivery of a bill of sale transferring to Lessee all right, title and interest of Lessor in and to the Equipment ON AN "AS IS, WHERE IS" BASIS WITHOUT ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE. LESSOR MAY SPECIFICALLY DISCLAIM ANY SUCH REPRESENTATIONS AND WARRANTIES.

6. NATURE OF TRANSACTION; LIEN; PROPERTY TAX; DISCLAIMER. (a) General. This Lease is intended to be a true lease and not a sale of Equipment. Title to Equipment shall at all times remain in Lessor, and the parties agree that this Lease is a "Finance Lease" as defined in the UCC. Lessee represents that Lessee:
(i) has selected the Supplier and directed Lessor to purchase Equipment from the Supplier in connection with this Lease, (ii) has been informed in writing in this Lease, before Lessee's execution of this Lease, that Lessee is entitled under UCC Article 2A to the promises and warranties provided to Lessor by the Supplier in connection with or as part of the Purchase Agreement, including those of any third party, and (iii) understands that it may communicate with the Supplier and receive an accurate and complete statement of those promises and warranties, including any disclaimers and limitations of them or of remedies.

      (b) Lien. Should a court of competent jurisdiction determine that this agreement is not a true lease, but rather one intended as security, then solely in that event and for the expressly limited purposes thereof, Lessee shall be deemed to have hereby granted Lessor a security interest in the Equipment and all accessions, substitutions and replacements thereto and therefor, and proceeds thereof, to secure the prompt payment and performance as and when due of all obligations of Lessee to Lessor pursuant to this Lease or otherwise, now existing or hereafter created.

      (c) Property Tax. Unless otherwise directed in writing by Lessor or required by applicable law, Lessee will not list itself as owner of any Equipment for property tax purposes. Upon receipt by Lessee of any property tax bill pertaining to Equipment, Lessee will promptly forward such bill to Lessor. Upon receipt by Lessor of a property tax bill (whether from Lessee or directly from the taxing authority), Lessor will pay the tax and will invoice Lessee for the expense.

      (d) Disclaimer. LESSOR HAS NOT GIVEN, AND HEREBY DISCLAIMS ANY, ADVICE, REPRESENTATION, WARRANTY OR COVENANT, EITHER EXPRESSED OR IMPLIED, WITH RESPECT TO ANY LEGAL, ECONOMIC, ACCOUNTING, TAX OR OTHER EFFECTS OF THE LEASE AND THE TRANSACTION(S) CONTEMPLATED HEREBY, AND LESSEE HEREBY DISCLAIMS ANY RELIANCE ON LESSOR WITH RESPECT THERETO.

7. TAX INDEMNIFICATION. Lessor and Lessee intend that the Lease be treated as a true lease in which Lessor shall be entitled to all federal and state tax benefits, including but not limited to the ability to take MACRS depreciation and,

--------------------------------------------------------------------------------
Form No: R96-102FMV.o03                                              Page 2 of 5
if applicable, bonus depreciation (the "Tax Benefits") available to the owner of the Equipment. If Lessor is not entitled to claim the Tax Benefits or the Tax Benefits are adjusted, deferred or recaptured (in each case, a "Tax Loss") due in whole or in part to any act, omission or misrepresentation of Lessee, then Lessee shall pay to Lessor, as indemnity and as additional rent, the amount, on an after tax basis, necessary to provide Lessor the same net economic return under the Lease that Lessor would have realized had there not been a Tax Loss. This indemnity shall be computed assuming that Lessor is taxed at the highest corporate rate then in effect and otherwise applying the same assumptions used by Lessor in originating the Lease, and shall include all penalties and interest that may be assessed with respect to the Tax Loss. The indemnity due hereunder shall be payable in full within thirty days of a demand by Lessor accompanied by the supporting computation of the Tax Loss. In the absence of manifest error, Lessor's computation shall be binding. For purposes of this Section, the term "Lessor" shall include any entities with which Lessor consolidates tax returns. All rights arising from this indemnity shall survive the expiration or termination of the Lease.

8. INSURANCE; STIPULATED LOSS VALUE. (a) Lessee shall arrange and pay for commercial general liability insurance in an amount satisfactory to Lessor, but not less than $1,000,000.

      (b) The Stipulated Loss Values applicable to the Equipment and this Lease are as set forth on a supplement prepared by Lessor.

MISCELLANEOUS TERMS & CONDITIONS

9. ADDITIONAL RETURN REQUIREMENTS. In addition to the provisions of the Master Lease, the following shall apply to Lessee's return of all Equipment covered by this Schedule:


      (a) Lessee shall give Lessor at least ninety, but not more than one hundred eighty, days written notice that Lessee is returning the Equipment as provided for herein (the "Return Notice") and shall include with such notice (i) a detailed inventory of all components of the Equipment including all model and serial numbers; (ii) a complete set of current and up to date service and operating manuals for the Equipment; (iii) a complete set of current and up to date maintenance logs and other appropriate documentation detailing the Equipment's then-current configuration (including all replacements and additions made during the Term) and all operating requirements and technical data regarding the setup, use and operation of the Equipment; and (iv) an in-depth field service report detailing the results of a physical inspection conducted by a representative of the manufacturer (or a qualified equipment maintenance provider acceptable to Lessor) certifying that the Equipment has been properly inspected, examined, tested, is operating within the manufacturer's specifications, conforms to all applicable laws and is in "Average Saleable Condition".

      (b) Lessor shall have the right to attempt to resell or auction Equipment from Lessee's facility with Lessee's full cooperation and assistance, for a period commencing with Lessor's receipt of the Return Notice and ending one hundred eighty days after the Initial Term Expiration Date. Lessee agrees to pay the reasonable costs and expenses of such sale or auction (and all storage prior thereto), and agrees that the Equipment shall remain capable of operation during this period. Lessee shall provide adequate electrical power, lighting, heat, water and all other requirements sufficient to allow for normal maintenance and for demonstrations of the Equipment to any potential buyer.

      (c) For purposes of this Lease, "Average Saleable Condition" means:

                  Material Handling Equipment

                  (i) There is no structural damage to the Equipment, nor any bent frames or warped uprights; body, mast, hydraulic cylinder and fork(s) are free of any damage and each unit is able to operate normally in forward and reverse through all speed ranges or gears, and shall lift, lower and tilt properly when loaded to rated capacity.

                  (ii) Attachments, if any, are in operating condition.

                  (iii) Hydraulic cylinders are not bent or gouged.

                  (iv) Hose reels and hose take up assemblies are not bent or damaged.

                  (v) All safety equipment, covers and guards, parts, pieces and components are in-place and operational.

                  (vi) All engines, transmissions, gears, electric motors, clutches and drive axles are in good operating condition, with no leaks, smoking, slipping or grabbing.

--------------------------------------------------------------------------------
Form No: R96-102FMV.o03                                              Page 3 of 5

                  (vii) RESERVED.

                  (viii) All forklift body masts, hydraulic cylinders and forks are free of any accidental or other damage, and will operate as originally specified as to lifting capacity, height and length of reach.

                  (ix) The engine operates at manufacturer's full specifications, with no oil leaks or smoke, and all transmissions, clutches and drive axles function properly with no slipping or grabbing.

                  (x) The brakes hold vehicle as specified by manufacturer with or without rated load and there is no heat discoloration or warpage caused by failure to release parking brake.

                  (xi) The radiator and/or cooling system is free from leaks, punctures or holes and is able to maintain unit in normal operating temperature range.

                  (xii) The batteries are sound by industry standards, there are no dead cells or cracked cases, and chargers, if supplied, will maintain and operate as specified by the manufacturer as to electrical output.

                  (xiii) A complete set of current and up to date maintenance logs and other appropriate documentation detailing the Equipment's then current configuration (including a description of all replacements and additions thereto made during the Term of the Lease) and all operating requirements and technical data regarding the setup, use and operation of the Equipment.

                  (xiv) All Lessee-installed markings that are not necessary for the operation, maintenance or repair of the Equipment have been removed from the Equipment, and the Equipment is painted in the same color scheme as when it was originally delivered to the Lessee.

                  (xv) Equipment is clean and all rust and corrosion has been treated.


                  (xvi) Tires are of the same type, size and manufacturer as original tires, and have at least 50% of tread life remaining with no flats, contain no dry rot on sidewalls and are capable of being recapped.

                  (xvii) All equipment components with predictable or scheduled replacements or overhaul lives have no less than 50% useful life remaining before the next such replacement, overhaul, recalibration or rebuild.

10. COUNTERPARTS; DOCUMENT DELIVERY. (a) This Schedule may be executed in any number of counterparts, each of which when executed or otherwise authenticated and delivered constituting an original, but all together one and the same instrument. Notwithstanding the foregoing, Lessor and Lessee agree that they intend that there shall be only one manually executed original of this Schedule and, to the extent that this document constitutes chattel paper under the UCC, no security interest herein may be created by the transfer or possession of any counterpart other than the original hereof.

      (b) Lessee represents and warrants that the Lease Documents have not been, and shall not be, altered or modified by Lessee regardless of whether such documentation was transmitted to Lessee via electronic or analog means.

11. RELATIONSHIP TO MASTER LEASE; FURTHER ASSURANCES. The terms of the Master Lease are incorporated herein by reference and Lessee hereby reaffirms all terms of the Master Lease. If any of the terms of this Schedule are contrary to or inconsistent with any terms of the Master Lease, the terms of this Schedule shall govern. This Schedule together with the Master Lease as incorporated herein, shall constitute a separate lease agreement and LESSEE HEREBY CERTIFIES TO LESSOR THAT THE REPRESENTATIONS AND WARRANTIES MADE BY LESSEE IN THE MASTER LEASE ARE TRUE AND CORRECT IN ALL MATERIAL RESPECTS AS OF THE DATE OF THIS SCHEDULE. Lessee will promptly execute or otherwise authenticate and deliver to Lessor such further documents, instruments, assurances and other records and take such further action as Lessor may reasonably request in order to carry out the intent and purpose of this Lease and to establish and protect the rights and remedies created or intended to be created in favor of Lessor under this Lease.

--------------------------------------------------------------------------------
Form No: R96-102FMV.o03                                              Page 4 of 5

         IN WITNESS WHEREOF, Lessor and Lessee have caused this Schedule to be duly authenticated and delivered on the day and year first above written.

LESSOR:                                    LESSEE:

Key Equipment Finance, a Division of       ASHWORTH, INC.
Key Corporate Capital Inc.

By: /Kenneth A. Turner                     X /s/Terence W. Tsang
   --------------------------              --------------------------
Name:  Kenneth A. Turner                   Name:  Terence W. Tsang
Title:  Senior Vice President              Title:  EVP, COO & CFO

--------------------------------------------------------------------------------
Form No: R96-102FMV.o03                                              Page 5 of 5

                                    EXHIBIT A

                              EQUIPMENT DESCRIPTION

LESSOR:           Key Equipment Finance, a Division of Key Corporate Capital
                  Inc.

LESSEE:           ASHWORTH, INC.

LEASE: Equipment Schedule No. 01 dated as of August 30, 2004 to Master Equipment Lease Agreement Dated as of June 16, 2003
--------------------------------------------------------------------------------

  EQUIPMENT       4010 OCEANSIDE RANCH BLVD.
  LOCATION:       OCEANSIDE, CA  92056
                  SAN DIEGO COUNTY

     VENDOR :     Alvey Systems, Inc.
                  9301 Olive Blvd
                  St. Louis, MO  28260

     QUANTITY:    DESCRIPTION:                        VIN OR SERIAL NO.    INVOICE NO.
     ---------    ------------                        -----------------    -----------
     1            Tote and Case Handling and          Misc.                413960
                  Storage System

     VENDOR :     Crown Lift Trucks
                  12255 Kirkham Road
                  San Diego, CA  92064

     QUANTITY:    DESCRIPTION:                        VIN OR SERIAL NO.    INVOICE NO.
     ---------    ------------                        -----------------    -----------
     1            Racking Materials and Supplies      Misc.                628 1817 A

     VENDOR :     Gartner Storage & Sorter Systems
                  2115 Commerce Avenue
                  New Castle, PA  16101

     QUANTITY:    DESCRIPTION:                        VIN OR SERIAL NO.    INVOICE NO.
     ---------    ------------                        -----------------    -----------
     1            Equipment, Software and             Misc.                0320597-IN,
                  Installation of the integrated                           040735-IN
                  GOH System (Garment on Hanger)

                             *** END OF EXHIBIT ***

--------------------------------------------------------------------------------
Form No: R96-102FMV.o03

                         STIPULATED LOSS VALUE SCHEDULE

                Date                           Stipulated Loss Value (% of Cost)
--------------------------------------------------------------------------------
           8/30/2004                 105.000000
           9/30/2004                 104.174870
          10/30/2004                 103.321534
          11/30/2004                 102.463474
          12/30/2004                 101.577816
           1/30/2005                 100.663811
           2/28/2005                  99.744894
           3/30/2005                  98.821049
           4/30/2005                  97.893122
           5/30/2005                  96.960542
           6/30/2005                  96.023847
           7/30/2005                  95.082478
           8/30/2005                  94.136112
           9/30/2005                  93.185577
          10/30/2005                  92.230336
          11/30/2005                  91.270054
          12/30/2005                  90.305549
           1/30/2006                  89.336306
           2/28/2006                  88.361979
           3/30/2006                  87.382552
           4/30/2006                  86.399623
           5/30/2006                  85.412709
           6/30/2006                  84.422265
           7/30/2006                  83.427819
           8/30/2006                  82.428210
           9/30/2006                  81.425021
          10/30/2006                  80.417800
          11/30/2006                  79.405377
          12/30/2006                  78.389324
           1/30/2007                  77.369210
           2/28/2007                  76.343853
           3/30/2007                  75.313238
           4/30/2007                  74.279491
           5/30/2007                  73.242209
           6/30/2007                  72.201770
           7/30/2007                  71.157781
           8/30/2007                  70.108476
           9/30/2007                  69.055966
          10/30/2007                  67.999878
          11/30/2007                  66.938436
          12/30/2007                  65.873743
           1/30/2008                  64.805444
           2/29/2008                  63.731752
           3/30/2008                  62.652652
           4/30/2008                  61.570638

--------------------------------------------------------------------------------
Form No: R96-102FMV.o03

           5/30/2008                  60.485383
           6/30/2008                  59.397190
           7/30/2008                  58.305743
           8/30/2008                  57.208832
           9/30/2008                  56.108938
          10/30/2008                  55.005761
          11/30/2008                  53.897085
          12/30/2008                  52.785379
           1/30/2009                  51.670364
           2/28/2009                  50.549812
           3/30/2009                  49.423706
           4/30/2009                  48.294503
           5/30/2009                  47.161950
           6/30/2009                  46.026275
           7/30/2009                  44.887235
           8/30/2009                  43.742583
           9/30/2009                  42.594763
          10/30/2009                  41.443549
          11/30/2009                  40.286686
          12/30/2009                  39.126606
           1/30/2010                  37.963104
           2/28/2010                  36.793915
           3/30/2010                  35.619021
           4/30/2010                  34.440840
           5/30/2010                  33.259195
           6/30/2010                  32.074238
           7/30/2010                  30.885801
           8/30/2010                  29.691598
           9/30/2010                  28.494035
          10/30/2010                  27.292962
          11/30/2010                  26.086084
          12/30/2010                  24.875797
           1/30/2011                  23.661970
           2/28/2011                  22.442299
           3/30/2011                  21.216767
           4/30/2011                  19.988259
           5/30/2011                  18.756678
           6/30/2011                  17.522097
           7/30/2011                  16.284429
           8/30/2011                  15.040843
           9/30/2011                  13.794212
          10/30/2011                  12.544465
          11/30/2011                  11.288763
          12/30/2011                  10.029968
           1/30/2012                   8.768029
           2/29/2012                   7.500096
           3/30/2012                   6.226152

--------------------------------------------------------------------------------
Form No: R96-102FMV.o03

                                                                      C#: 136825
                                                                      L#: 136826

[KEY GRAPHIC]                                           CERTIFICATE OF AUTHORITY

I, Halina Balys do hereby certify as follows:

1. I am the duly elected, qualified and serving Corporate Secretary of ASHWORTH, INC., a Delaware corporation (the "Company") and I [__] am [_X_] am not the Company's sole elected corporate officer and the sole owner of the Company.

2. The execution, delivery and performance of all documents relating to the financing of certain items of personal property described in a Master Equipment Lease Agreement, any Security Agreement or Guaranty and various equipment schedules, promissory notes and other documents (including master security agreements, progress payment documents, assignment and assumption agreements and bills of sale) from time to time entered into with respect thereto between Key Equipment Finance, a Division of Key Corporate Capital Inc. ("KEF") and Company (collectively, the "Transaction Documents") have been duly authorized by the Company and have been or will be duly and validly executed and delivered on behalf of Company if executed by the persons whose names, titles and signatures appear below (the "Authorized Signatories"); the Authorized Signatories have been duly elected, qualified and are acting officers and/or authorized signatories of the Company holding the offices indicated and that the signatures appearing opposite their names are the genuine signatures of such Authorized Signatories.

3. The Company's execution, delivery and performance of the Transaction Documents (i) have been duly authorized by all necessary action on the part of the Company, (ii) do not conflict with or result in the breach of any provisions of, as applicable, the Certificate of Incorporation, Articles of Incorporation or By-laws; Operating Agreement; Partnership Agreement or Trust Agreement of the Company, or of any agreement or other instrument to which the Company is a party or by which it is bound, or, to its knowledge, any applicable law, judgment, order, writ, injunction decree, rule or regulation of any court, administrative agency or other governmental authority or constitute a default under any thereof and (iii) do not require the consent, approval or other authorization of or by any court, administrative agency or other authority or person.

4. KEF and its successors and assigns are authorized to rely on this Certificate of Authority until 45 days after the receipt by KEF of written notice from an Authorized Officer of Company expressly advising KEF that this Certificate of Authority may no longer be relied upon. Any such notice shall be mailed or hand delivered to Key Equipment Finance, 66 South Pearl Street, Albany, NY 12207.

        NAME OF SIGNATORY            SIGNATURE             TITLE OF SIGNATORY

        Terence W. Tsang         /s/Terence W. Tsang          EVP, COO & CFO
      ---------------------     ---------------------     ----------------------

      ---------------------     ---------------------     ----------------------

      ---------------------     ---------------------     ----------------------

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of this corporation this _30th__ day of __August_________, 2004_.

                                        By: X    /s/Halina Balys
                                              ----------------------------------
                                        Name:  Halina Balys
                                        Title:  Corporate Secretary

[SEAL]
--------------------------------------------------------------------------------
NOTE: unless you are the Company's sole elected corporate officer and the sole owner of the Company at least two officer/owners are required to correctly complete this Certificate: one person must complete everything EXCEPT section 4, and attest to the other person(s) authority to execute the rest of the documents by signing at the "X" above. If you have any questions, please contact Anthony Muscatiello at (518) 257-8332.

--------------------------------------------------------------------------------
Form No: R96-102FMV.o03